                                                                   EXHIBIT 10.15

                                                                [EXECUTION COPY]

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.

                         EXECUTIVE PURCHASE AGREEMENT
                         ----------------------------


          THIS EXECUTIVE PURCHASE AGREEMENT (this "Agreement") is made as of
                                                   ---------
July 22, 1998, by and between Anthony Crane Rental Holdings, L.P., a Pennsylvania limited partnership (the "Company"), ACR Management, L.L.C., a
                                       -------
Delaware limited liability company (the "General Partner") and David W. Mahokey.
                                         ---------------
Any capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Section 8 hereof.

          WHEREAS, reference is made to the Amended and Restated Limited Partnership Agreement, dated as of July 22, 1998, by and among the Company and its partners (the "Partnership Agreement");
                   ---------------------

          WHEREAS, reference is made to the Limited Liability Company Agreement, dated as of July 22, 1998, by and among the General Partner and its members (the "LLC Agreement"); and
 -------------

          WHEREAS, the Company and Executive desire to enter into this Agreement to provide for the sale to Executive by the Company of 158,853.66 of the Company's Class A Common Units (the "Class A Common Units"); 17,650.41 of the
                                      --------------------
Company's Class L Common Units (the "Class L Common Units"); and a 4% Percentage
                                     --------------------
Interest in the General Partner the (the "Percentage Interest", and together
                                          -------------------
with the Class A Common Units and Class L Common Units, the "Executive Units")
                                                             ---------------

          NOW THEREFORE, in consideration for the premises contained herein and the mutual obligations of the parties hereto, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereto agree as follows:

     1.   Purchase and Sale of Executive Units.
          ------------------------------------

          (a) Upon execution of this Agreement, Executive shall purchase, and the Company shall sell, 158,853.66 Class A Common Units for an aggregate price of $158,853.66 and 17,650.40 Class L Common Units for an aggregate price of $1,429,682.92 and Executive shall purchase, and the General Partner shall sell, the Percentage Interest for an aggregate price of $51,463.42. The Company shall deliver to Executive an executed copy of the Partnership Agreement indicating Executive's ownership of such Class A Common Units and Class L Common Units and the General Partner shall deliver to Executive an executed copy of the LLC Agreement indicating Executive's ownership of the Percentage Interest.

          (b)  Representations and Warranties by Executive.  In connection with
               -------------------------------------------
the purchase and sale of the Executive Units hereunder, Executive represents and warrants to the Company and the General Partner that:

               (i) The Executive Units to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to or intention of distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Units shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Units.

               (iii) Executive is able to bear the economic risk of his investment in the Executive Units for an indefinite period of time because the Executive Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Units and has had full access to such other information concerning the Company as he has requested. Executive has also reviewed, or has had an opportunity to review, the following documents: (A) the Partnership Agreement; (B) the LLC Agreement; (C) the loan agreements, notes and related documents with the senior and subordinated lenders of the Company and its Subsidiaries; (D) the Securityholders Agreement and (E) the Company's audited and unaudited financial statements.

               (v) The execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound and upon the execution and delivery of this Agreement by the Company and the General Partner, this Agreement shall be the legal, valid and binding obligation of Executive, enforceable in accordance with its terms.

               (vi) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any person or entity other than the Company.

               (vii) Executive has consulted with independent legal counsel regarding his rights and obligations under this Agreement and he fully understands the terms and conditions contained herein.

          (c)  Acknowledgments.
               ---------------

               (i) As an inducement to the Company to issue the Executive Units to Executive, as a condition thereto, Executive acknowledges and agrees that:

                      (A) neither the issuance of the Executive Units to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company or the General Partner or affect the right of the Company or the General Partner to terminate Executive's employment at any time; and

                      (B) the Company and the General Partner shall not have any duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the General Partner, the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Units upon the termination of Executive's employment with the Company or as otherwise provided hereunder.

               (ii) The Company, the General Partner, and Executive acknowledge and agree that this Agreement has been executed and delivered, and the Executive Units have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company, the General Partner and Executive.

     2.   Right to Purchase Executive Units Upon Termination of Employment.
          ----------------------------------------------------------------

          (a)  Repurchase Option.  In the event that Executive is no longer
               -----------------
employed by the Company as a result of Executive's termination for Cause (the date of such termination being referred to herein as the "Termination Date"),
                                                          ----------------
the Executive Units, whether held by Executive or one or more Permitted Transferees, will be subject to repurchase by the Company and the Investor pursuant to the terms and conditions set forth in this Section 2 (the "Repurchase Option").
 -----------------

          (b)  Termination for Cause.  If Executive is no longer employed by the
               ---------------------
Company as a result of Executive's termination for Cause (other than clause
(iii) of the definition thereof), then on or after the Termination Date, the Company and the General Partner may elect to purchase all or any portion of the Executive Units at a price equal to the lower of the Original Value thereof or the Fair Market Value thereof on the Termination Date. If Executive is no longer employed by the Company as a result of Executive's termination for Cause pursuant to clause (iii) of the definition thereof, then on or after the Termination Date, the Company and the General Partner may elect to purchase all or any portion of the Executive Units at a price equal to the Fair Market Value thereof on the Termination Date.

          (c)  Repurchase Procedures.  The Company or General Partner may elect
               ---------------------
to exercise the right to purchase all or any portion of the Executive Units pursuant to the Repurchase Option by delivering written notice (the "Repurchase
                                                                     ----------
Notice") to the holder or holders of Executive Units within 180 days after
------
Executive's Termination Date. The Repurchase Notice will set forth the number of Executive Units to be acquired from such holder(s), the aggregate consideration to be paid for such units and the time and place for the closing of the transaction. If any of the Executive Units are held by Permitted Transferees of Executive, the Company or General Partner shall purchase the units elected to be purchased from such holder(s) of Executive Units pro rata according to the number of Executive Units held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest unit).

          (d)  Investors' Rights.
               -----------------

               (i) If for any reason the Company and/or the General Partner does not elect to purchase all of the Executive Units pursuant to the Repurchase Option prior to the 180th day following the Termination Date, the Investor will be entitled to exercise the Repurchase Option, in the manner set forth in this Section 2, for the Executive Units the Company and/or the General Partner has not elected to purchase (the "Available
                                                                  ---------
     Units"). As soon as practicable, but in any event within thirty (30) days
     -----
     after the Company determines that there will be any Available Units, the Company or General Partner will deliver written notice (the "Option
                                                                  ------
     Notice") to the Investor setting forth the number of Available Units and
     ------
     the price for each Available Unit.

               (ii) The Investor will be permitted to purchase the Available Units by delivering written notice to the Company within twenty (20) days after receipt of the Option Notice from the Company (such 20-day period being referred to herein as the "Investor Election Period").
                                      ------------------------

               (iii) As soon as practicable but in any event within five (5) business days after the expiration of the Investor Election Period, the Company or General Partner will, if necessary, notify the holder(s) of Executive Units as to the number of Executive Units being purchased from the holder(s) by the Investor (the "Supplemental Repurchase Notice"). The
                                         ------------------------------
     Supplemental Repurchase Notice will set forth the number of Executive Units the Company, the General Partner and the Investor will acquire from such holder(s), the aggregate consideration to be paid for such units and the time and place of the closing of the transaction.

          (e)  Closing.  The closing of the transactions contemplated by this
               -------
Section 2 will take place on the date designated by the Company or the General Partner in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than ninety (90) days after the delivery of such notice. The Company, the General Partner and/or the Investor, as the case may be, will pay for the Executive Units to be purchased pursuant to the Repurchase Option by delivery of, in the case of the Investor, a check payable to the holder of Executive Units, and in the case of the Company or the General Partner (i) a check payable to the holder of such Executive Units, (ii) a note or notes payable in three equal annual installments beginning on the first anniversary of the Termination Date and bearing interest (payable quarterly) at a rate per annum equal to 8% or (iii) both (i) and (ii) in the aggregate amount of the purchase price for such Units; provided, that the
                                                       --------
Company and the General Partner may only issue a note or notes to the extent that they are prohibited by their financing agreements from using cash to pay for the Executive's Units. Any notes issued by the Company or General Partner pursuant to this Section 2(e) shall be subject to any restrictive covenants to which the Company or General Partner is subject at the time of such purchase. The Company, the General Partner and/or the Investor, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the Executive Units, including, but not limited to, the representation that such seller has good and marketable title to the Executive Units to be transferred free and clear of all liens, claims and other encumbrances.

          (f)  Termination of Repurchase Right. The rights of the Company, the
               -------------------------------
General

Partner and the Investor to repurchase Executive Units pursuant to this Section 2 shall terminate upon the earlier of (i) a Sale of the Company or (ii) a Public Offering.

     3.   Restrictions on Transfer. The parties hereby agree that the Executive
          ------------------------
Units will be subject to the restrictions on Transfer and other provisions contained in the Securityholders Agreement and will be considered "Other Securities" for purposes of the Securityholders Agreement.

     4.   Confidential Information.  Executive acknowledges that the
          ------------------------
information, observations and data obtained by him while employed by the Company and its Subsidiaries concerning the business or affairs of the Company, or any of its Subsidiaries ("Confidential Information") are the property of the Company
                      ------------------------
or such Subsidiary. Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company at the Termination Date, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any Subsidiary which he may then possess or have under his control.

     5.   Inventions and Patents.  Executive acknowledges that all inventions,
          ----------------------
innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company or its predecessor and its Subsidiaries ("Work Product") belong to the
                                                  ------------
Company or such Subsidiary. Executive shall promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, executing any assignments, consents, powers of attorney and other instruments).

     6.   Non-Compete, Non-Solicitation.
          -----------------------------

          (a) In further consideration of the Executive Units to be sold to Executive hereunder, Executive acknowledges that in the course of his employment with the Company and its Subsidiaries he shall become familiar, and he has become familiar, with the Company's and its Subsidiaries' trade secrets and with other Confidential Information concerning the Company and its predecessors and its Subsidiaries and that his services have been and shall be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Executive agrees that, until the Termination Date and for two years thereafter or earlier upon the date of a repurchase of Executive's Executive Units pursuant to Section 2 thereof (the "Noncompete Period"), he shall not directly or
                           -----------------
indirectly own any interest in, manage, control, participate in, consult with, render services for, or in any manner engage in any business involved in the business of crane and other lifting equipment rentals or competing with the businesses of the Company or its Subsidiaries, as such businesses exist or are in process on the date of the termination of Executive's employment, within any geographical area in which the Company or its Subsidiaries engage or plan to engage in such businesses. Nothing herein shall prohibit Executive from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no active participation in the business of such corporation.

          (b) During the Noncompete Period, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time before the Termination Date or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary (including, without limitation, making any negative statements or communications about the Company or its Subsidiaries).

     7.   Enforcement.  If, at the time of enforcement of Section 4, 5 or 6 of
          -----------
this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.
Because Executive's services are unique and because Executive has access to Confidential Information and Work Product, the parties hereto agree that money damages would not be an adequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Executive of Section 6, the Noncompete Period shall be tolled until such breach or violation has been duly cured. Executive agrees that the restrictions contained in Section 6 are reasonable.

     8.   Definitions.
          -----------

          "Affiliate" has the meaning assigned to it in the Partnership
           ---------
Agreement.

          "Board" means the Board of Managers of the General Partner.
           -----

          "Cause" means  (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud, (ii) conduct tending to bring the Company or any of its Subsidiaries into public disgrace or disrepute, (iii) failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct (including, but not limited to, failing to follow guidelines as clearly outlined by the Board) with respect to the Company or any of its Subsidiaries or (v) any breach of this Agreement.

          "Common Units" has the meaning assigned to it in the Partnership
           ------------
Agreement and includes any equity securities issued or issuable directly or indirectly with respect to such Common

Units by way of any dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Executive Units"  means collectively the Class A Common Units, Class
           ---------------
L Common Units and Percentage Interest acquired by the Executive pursuant to
Section 1. Such Units shall continue to be Executive Units in the hands of any holder other than Executive (except for the Company, the Investor and transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Units shall succeed to all rights and obligations
attributable to Executive as a holder of Executive Units hereunder.   Executive
Units shall be interests in the Company issued with respect to Executive Units by way of any split, dividend or recapitalization.

          "Fair Market Value" of each Executive Unit means the amount which each
           -----------------
such unit would receive upon a complete liquidation of the Company following a Sale of the Company at its market value as determined in good faith by the Board and Executive. If the Board and Executive are unable to agree upon such market value, it shall be determined in good faith by a nationally recognized investment banking institution selected by the Board, the fees and expenses of which will be split evenly between the Company and Executive.

          "Investor" means Bain/ACR, L.L.C., a Delaware limited liability
           --------
company.

          "Original Value" with respect to any Executive Unit means the price
           --------------
paid by Executive for such Class A Common Unit, Class L Common Unit or Percentage Interest.

          "Partnership Agreement" has the meaning set forth in the preamble.
           ---------------------

          "Permitted Transferee" has the meaning set forth in the
           --------------------
Securityholders Agreement.

          "Percentage Interest" has the meaning assigned to it in the LLC
           -------------------
Agreement.

          "Person" shall mean an individual, a partnership, a corporation, a
           ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency, or political subdivision thereof.

          "Public Offering" means an offering of the Company's (or a corporate
           ---------------
successor's) equity securities to the public pursuant to an effective registration statement under the Securities Act.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Recapitalization Agreement" means that certain Recapitalization
           --------------------------
Agreement, dated as of June 1, 1998 and amended as of July 21, 1998, by and among the Company, the purchasers listed on the Schedule of Purchasers and the current owners listed on the Schedule of Current Owners attached thereto.

          "Sale of the Company" means (i) any sale of all or substantially all
           -------------------
(as defined in the Model Business Corporation Act) of the assets of the Company and its Subsidiaries on a consolidated basis in one transaction or series of related transactions, (ii) any sale of all or substantially all of the Common Units in one transaction or series of related transactions, excluding any sales of Common Units in a Public Sale or (iii) a merger or consolidation which accomplishes one of the foregoing; provided that the transactions contemplated
                                   -------- ----
by the Recapitalization Agreement do not constitute a Sale of the Company.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Securityholders Agreement" means that certain Securityholders
           -------------------------
Agreement, dated as of the date hereof, by and among the Company and its partners.

          "Subsidiary" has the meaning assigned to it in the Partnership
           ----------
Agreement.

          "Transfer" has the meaning assigned to it in the Securityholders
           --------
Agreement.

     9.   Notices.  Any notice provided for in this Agreement must be in writing
          -------
and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the Investor at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

          Notices to Executive:
          --------------------

          Anthony Crane Rental
          1165 Camp Hollow Road
          Pittsburgh, PA  15122
          Attn: David W. Mahokey

          Notices to the Company:
          ----------------------

          Anthony Crane Rental Holdings, L.P.
          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:  Paul Edgerley
                 Andrew Balson
                 Paige Daly

          with a copy to:
          --------------

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  James L. Learner
or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     10.  General Provisions.
          ------------------

          (a)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Executive Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Units as the owner of such Executive Units for any purpose.

          (b)  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c)  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d)  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e)  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the General Partner, the Investor and their respective successors and assigns (including subsequent holders of Executive Units); provided that the rights and obligations of Executive under this Agreement shall
-------- ----
not be assignable except in connection with a permitted Transfer of Executive Units hereunder.

          (f)  Arbitration.  Any controversy, dispute or claim arising out of or
               -----------
relating in any way to this Agreement that cannot be resolved by negotiation between the Company and Executive shall be settled by arbitration in accordance with the terms and provisions of Section 8.02 of the Recapitalization Agreement.

          (g)  Choice of Law.  The partnership law of the Commonwealth of
               -------------
Pennsylvania shall govern all questions concerning the relative rights of the Company and its partners. The limited liability company law of the State of Delaware shall govern all questions concerning the relative rights of the General Partner and its members. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

          (h)  Remedies.  Each of the parties to this Agreement (including the
               --------
Investor) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i)  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, the General Partner and Executive. The provisions of Section 2 may be amended and waived only with the prior written consent of the Investor.

          (j)  Third-Party Beneficiaries. The parties hereto acknowledge and
               -------------------------
agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investor and its successors and assigns.

                            *      *      *      *

          IN WITNESS WHEREOF, the parties hereto have executed this Executive Purchase Agreement on the date first written above.



                              ANTHONY CRANE RENTAL HOLDINGS, L.P.

                              By:   ACR Management, L.L.C.
                              Its:  General Partner

                              By:    /s/ Andrew B. Balson
                                    --------------------------------------
                              Its:   Secretary
                                    --------------------------------------

                              ACR MANAGEMENT, L.L.C.


                              By:    /s/ Andrew B. Balson
                                    --------------------------------------
                              Its:   Secretary
                                    --------------------------------------

                               /s/ David W. Mahokey
                              --------------------------------------------
                              David W. Mahokey